FACILITY LEASE AGREEMENT

     THIS LEASE ("Lease") is made and entered into as of the 29th day of April, 1996, by and between STRATOSPHERE CORPORATION, a Delaware corporation ("LANDLORD"), and STRATOSPHERE GAMING CORP., a Nevada Corporation ("TENANT").

                            W I T N E S S E T H

     WHEREAS, LANDLORD is the owner of that certain real property and the buildings and improvements situated thereon commonly known as the Stratosphere Tower Hotel & Casino, located at 2000 Las Vegas Boulevard So., Las Vegas, Clark County, Nevada, legally described on Exhibit "A" attached hereto ("Leased Premises"); and

     WHEREAS, Landlord leased a portion of the second floor of the base building of the Leased Premises to Strato-Retail, LLC, pursuant to a Development and Lease Agreement dated March 11, 1996 for the development and operation of retail facilities ("Retail Leased Premises"). The Retail Leased Premises, which are legally described on Exhibit "B" attached hereto, are specifically excluded from this Lease.

     WHEREAS, LANDLORD desires to lease and let to TENANT and TENANT desires to take and lease from LANDLORD the Leased Premises excluding the Retail Leased Premises for the operation of a casino and resort hotel, along with the operation of restaurant, amusement, parking, and related facilities (collectively, "Casino-Resort");

     NOW, THEREFORE, it is hereby understood and agreed as follows:

                                 SECTION 1

                                  Demise

     The above recitals are incorporated herein as if set forth in full. LANDLORD hereby leases, demises and lets to TENANT, and TENANT hereby takes, hires, and leases from LANDLORD, upon the following terms and conditions, the Leased Premises for use as a Casino-Resort. It is hereby acknowledged by the parties hereto that the lease of the Leased Premises is a lease for space only and not a lease of any slot machines, other gaming equipment, or of any other personal property. TENANT shall be acquiring and/or leasing all gaming and other equipment and personal property to be used in the operation of the TENANT's business on the Leased Premises. Except as expressly provided herein, TENANT shall operate the Casino-Resort as it determines, in its sole discretion, without approval by LANDLORD.

                                 SECTION 2

                                   Term

     The term of this Lease shall be for a period of ten (10) years, commencing on April 29, 1996, and ending on April 28, 2006; provided, however, that should the LANDLORD ever elect to sell or otherwise transfer the Leased Premises, LANDLORD shall have the right to terminate this Lease upon the close of escrow for the sale or other transfer of the Leased Premises.

                                 SECTION 3

                                   Rent

     TENANT agrees to pay LANDLORD annual rental of $1.00, payable the first day of each lease year during the term hereof.

                                 SECTION 4

                          Use of Leased Premises

     4.01 The Leased Premises are leased to TENANT for its exclusive use as a Casino-Resort and TENANT shall not permit the Leased Premises to be used for any other purpose whatsoever. TENANT agrees throughout the term of this Lease to have in effect all required governmental licenses, permits, and approvals necessary to allow for the foregoing use of the Leased Premises by TENANT as herein set forth.

     4.02 TENANT shall, by entering upon and occupying the Leased Premises, be deemed to have accepted the Leased Premises in their existing condition, and TENANT hereby releases LANDLORD, its directors, officers, employees and agents from any liability or loss caused by any latent or patent defects therein.

     4.03 TENANT shall (a) keep and maintain the Leased Premises in good order, condition and repairs (excluding any replacement and restoration), (b) provide all precautions for safety and protection of persons and property, (c) keep the Leased Premises free from waste, and (d) upon termination of this Lease return the Leased Premises to as good a condition as at the commencement of this Lease, reasonable wear and tear excepted. The expense for any replacements for the Leased Premises, including furniture, fixtures, and equipment items located therein, shall be paid for by the TENANT, unless caused by the negligence or willful misconduct of LANDLORD, LANDLORD's employees, or LANDLORD's agents.

     4.04 TENANT shall comply with all governmental rules, regulations, ordinances, statutes and laws pertaining to the Leased Premises or the business of gaming, including the rules and regulations of the Nevada Gaming Commission and the Nevada State Gaming Control Board, the applicable orders and regulations of the Insurance Services Office, or any other body exercising similar functions, and all covenants, conditions and restrictions pertaining to the Leased Premises or TENANT's use thereof.

     4.05 TENANT shall not permit anything to be done or kept upon the Leased Premises that will interfere with the rights of LANDLORD, nor shall TENANT commit or permit any nuisance or any illegal act in, upon, or about the Leased Premises.

     4.06 TENANT shall operate the business of a Casino-Resort in the Leased Premises open to the public twenty-four (24) hours a day, seven days a week, including all holidays. Said Casino-Resort shall be operated in a reasonable manner so as to reflect favorably upon the LANDLORD.

                                 SECTION 5

                               Improvements

     TENANT shall not make any additions, alterations, improvements or changes nor install any fixtures, signs or billboards in, upon or to the Leased Premises without the prior written consent of LANDLORD.

                                 SECTION 6

                                 Utilities

     TENANT shall pay for all charges for water, electricity, gas, garbage service, and other services or utilities used in, upon, about or in connection with the Leased Premises by TENANT.

                                 SECTION 7

                                   Taxes

     TENANT shall pay or cause to be paid all real estate taxes, assessments and other governmental levies, personal property taxes, and charges that are assessed against the Leased Premises and any and all improvements and property thereon, inclusive of the gaming equipment, and shall indemnify and hold LANDLORD and the Leased Premises harmless from any liability therefor, together with any interest, penalties or other sums imposed in connection therewith.

                                 SECTION 8

                                 Insurance

     8.01 TENANT shall, at all times during the term hereof, at its sole cost and expense, procure and maintain in full force and effect a policy of comprehensive public liability insurance issued by an insurance carrier approved by LANDLORD, with policy limits approved by LANDLORD, insuring against loss, damage or liability for injury or death to persons and loss or damage to property occurring from any cause whatsoever in connection with the Leased Premises or TENANT's use thereof. TENANT and LANDLORD shall be named as insured parties under such policies of insurance (and, at LANDLORD's option, any other persons, firms or corporations designated by LANDLORD shall be named as insured parties, additional insureds or loss payees as designated by LANDLORD, under such policies of insurance).

     8.02 TENANT, at all times during the term hereof, at its sole cost and expense, shall maintain in full force and effect a policy or policies insuring against loss or damage by fire and against loss or damage by other risks now or hereafter embraced by an extended coverage policy insuring the Leased Premises in an amount equal to one hundred percent (100%) of the current replacement value thereof. LANDLORD, TENANT, and to the extent required, any mortgagee of LANDLORD shall be named additional insureds or loss payees, as their respective interests appear. TENANT shall, at all times during the term hereof, at its sole cost and expense, procure and maintain in full force and effect policies of rental insurance and business interruption insurance in an amount approved by LANDLORD.

     8.03 A certificate issued by the insurance carrier for each policy of insurance required to be maintained by TENANT hereunder together with a copy of each such policy and evidence of payment of all premiums shall be delivered to LANDLORD and all other named insureds on or before the commencement date hereof and thereafter, as to policy renewals, within thirty (30) days prior to the expiration of the terms of each such policy. Each of said certificates of insurance and each such policy of insurance required to be maintained by TENANT hereunder shall contain an endorsement or provision requiring not less than thirty (30) days written notice by certified mail to LANDLORD and all other named insureds prior to the cancellation, diminution in the perils insured against, or reduction of the amount of coverage of the particular policy in question.

     8.04 TENANT shall not use or occupy, or permit the Leased Premises to be used or occupied, in a manner which will increase the rates of fire or any other insurance for the Leased Premises. TENANT shall also not use or occupy, or permit the Leased Premises to be used or occupied, in a manner which will make void or voidable any insurance then in force with respect thereto, or which will make it impossible to obtain fire or other insurance with respect thereto.

                                 SECTION 9

                                   Liens

     TENANT shall defend, indemnify, and hold LANDLORD, the Leased Premises, and the leasehold created hereby free, clear, and harmless from any claims, liens, charges, encumbrances, litigation and judgements arising directly or indirectly out of any use, occupancy or activity of TENANT, its directors, officers, employees, and agents, or out of any work performed, materials furnished, or obligations incurred by TENANT in, upon or otherwise in connection with the Leased Premises. TENANT shall give LANDLORD written notice at least ten (10) business days prior to the commencement of any work on the Leased Premises to afford LANDLORD the opportunity of filing appropriate notices of non-responsibility. TENANT shall, at its sole cost and expense, within fifteen
(15) days after filing of any lien, charge or encumbrance of record, obtain the discharge and release thereof. Nothing contained herein shall prevent LANDLORD, at the cost and for the account of TENANT, from obtaining said discharge and release in the event TENANT fails or refuses to do the same within said fifteen
(15) day period.


                                SECTION 10

                               Subordination

     TENANT agrees, upon request of LANDLORD, to subordinate this Lease and its rights hereunder to the lien of any mortgage, deed of trust or other encumbrance, whether created before or after the date of the Lease, together with any renewals, extensions or replacements thereof, placed, charged or enforced against the Leased Premises, or any portion thereof, or any property of which the Leased Premises is a part, and to execute and deliver at any time, and from time to time, upon demand by LANDLORD, such documents as may be required to effectuate such subordination. In the event any proceedings are brought for the foreclosure of the Leased Premises or in the event of the excise of the power of sale under any deed of trust covering the Leased Premises, TENANT shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as LANDLORD under this Lease.

                                SECTION 11

                              Right of Access

     11.01 LANDLORD and its authorized representatives may enter the Leased Premises at any reasonable time for the purpose of (a) posting or keeping posted thereon such notices as LANDLORD may deem necessary or appropriate for protection of LANDLORD or the Leased Premises, (b) inspecting the Leased Premises, (c) showing the Leased Premises to prospective tenants, purchasers or others who may have an interest or prospective interest therein, (d) making repairs to the Leased Premises and performing any work therein or thereon which LANDLORD may elect to make hereunder, or which may be necessary to comply with any rules, regulations, ordinances, statutes, laws or requirements of any public authority or any applicable standards that may, from time to time, be established by the Insurance Services Office or any similar body, or which LANDLORD may deem necessary or appropriate to prevent waste, loss, damage or deterioration to or in connection with the Leased Premises, or (e) performing any other lawful act. Nothing contained herein shall impose or be deemed to impose any duty on the part of LANDLORD to do any work or repair, maintenance, reconstruction or restoration which under any provision of this Lease is required to be done by TENANT, and the performance thereof by LANDLORD shall not constitute a waiver of TENANT's default in failing to do the same.

                                SECTION 12

                                  Default

     12.01 TENANT's compliance with each and every covenant and obligation hereof on its part to be performed is a condition precedent to each and every covenant and obligation of LANDLORD.

     12.02 Upon the occurrence of any of the following events (each of which is herein called an "Event of Default"), TENANT shall be in default under this Lease, and LANDLORD shall have all the rights and remedies provided in this Section or elsewhere herein:

          (a) TENANT shall default in the performance of any term or condition of this Lease and such default continues for thirty (30) days after written notice thereof from LANDLORD to TENANT (said thirty (30) day period to run concurrently and not consecutively with the time periods set forth in Nev. Rev. Stat. Ch.40, concerning service of a notice to quit or pay rent);or

          (b) TENANT shall vacate or abandon the Leased Premises during the term of this Lease; or

          (c) TENANT shall voluntarily suspend transaction of a substantial portion of its business, or shall be unable to meet its debts as they mature.

          (d) Any necessary gaming license, permit, or approval under which TENANT operates the Casino-Resort or any part thereof is revoked or suspended.

     12.03 If an event of Default shall occur, in addition to any other rights or remedies provided for herein or at law or in equity, LANDLORD may, at its sole option:

          (a) Declare the term of this Lease ended and re-enter the Leased Premises and take possession thereof, and terminate all of the rights of TENANT in and to the Leased Premises; or

          (b) Re-enter the Leased Premises and occupy the same, or any portion thereof, for or on account for TENANT as hereinafter provided, without declaring the term of this Lease ended. In addition to entering upon the Leased Premises, LANDLORD may remove all persons from the Leased Premises and may, but shall not be obligated to, remove all property therefrom and may, but shall not be obligated, to enforce any rights LANDLORD may have against said property or store the same in any public or private warehouse of elsewhere at the cost and for the account of TENANT or the owner or owners thereof.

     12.04 In any action brought by any party hereto to enforce any of its rights arising from this Lease, the prevailing party or parties shall be entitled to receive their costs and expenses, including attorneys' fees.

     12.05 The waiver by LANDLORD of any breach of any of the terms or conditions hereof by TENANT shall not be a waiver of any preceding or subsequent breach of the same or any other term or condition contained herein. This section may not be waived.



                                SECTION 13

                             Quiet Possession

     TENANT, upon paying the rentals and other payments herein required from TENANT and upon TENANT's performance of all of the terms and conditions of this Lease, may quietly have, hold and enjoy the Leased Premises during the term of this Lease without any disturbance from LANDLORD or from any other person claiming through LANDLORD, subject, however, to the rights of any mortgagees, holders of easements, encumbrances or liens and other persons whose rights have been filed for record in the county in which the Leased Premises is located and appertaining to the Leased Premises.

                                SECTION 14

              Transfer and Assignment by Landlord and Tenant

     14.01 In the event of any sale or exchange of the Leased Premises by LANDLORD, or any foreclosure or any sale under any Deed of Trust, both Parties shall be and are hereby relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease, arising out of any act, occurrence or omission relating to the Leased Premises occurring after the consummation of such sale or exchange.

     14.02 TENANT shall not assign, mortgage, pledge, hypothecate or encumber this Lease nor the leasehold estate hereby created or any interest herein or subject the Leased Premises or any portion thereof, or license the use of all or any portion of the Leased Premises without the prior written consent of LANDLORD. In the absence of an express agreement in writing to the contrary, executed by LANDLORD, no assignment, mortgage, pledge, hypothecation, encumbrance, subletting or license hereof or hereunder shall act as a release of TENANT from any of the terms, covenants and conditions of this Lease on the part of TENANT to be kept and performed.

                                SECTION 15

                               Certificates

     15.01 From time to time, upon the written request of LANDLORD to TENANT, TENANT shall execute and deliver to LANDLORD a certificate addressed to LANDLORD and any mortgagee or purchaser of LANDLORD or any proposed mortgagee or purchaser of LANDLORD stating (i) that, if true, the Lease is in full force and effect having not been extended, modified or terminated except by instruments specifically set forth and referenced in such certificate, (ii) that, if true, LANDLORD is not in default with respect to any material terms or conditions of the Lease or so state such default(s), (iii) that TENANT has not prepaid any rents except to the extent set forth in such certificate, (iv) the amount of deposits made by TENANT pursuant to such Lease and (v) the date set forth for termination of the Lease, unless termination is brought about prior to the stated expiration date thereof.

     15.02 Although TENANT's consent is not required for any sale or mortgage of the Leased Premises by LANDLORD, TENANT shall at LANDLORD's written request execute any instruments consenting to such mortgage or transfer by LANDLORD.

                                SECTION 16

                            Service of Notices

     16.01 Any and all notices, consents and demands by or from LANDLORD to TENANT, or by or from TENANT shall be validly given if (i) by personal delivery with acknowledged receipt thereof, deposited in the United States mail, express, certified or registered, postage prepaid, return receipt requested or (ii) deposited with Federal Express or similar courier providing written proof of delivery.

     16.02 Any notice or demand to LANDLORD shall be addressed to the LANDLORD, 2000 Las Vegas Boulevard So., Las Vegas, Nevada 89104, to the attention of General Counsel.

     16.03 Any notice or demand to TENANT shall be addressed to TENANT, 2000 Las Vegas Boulevard So., Las Vegas, Nevada 89104, to the attention of General Counsel.

     16.04 Any party hereto may change its address for the purpose of receiving notices, consents or demands as herein provided by written notice given in the manner aforesaid to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other party.

                                SECTION 17

                         Miscellaneous Provisions

     17.01 The various rights, options, elections and remedies of LANDLORD and TENANT contained in this Lease shall be cumulative and no one of them shall be construed as exclusively of any other, or of any right, priority or remedy allowed or provided for by law and not expressly waived in this Lease.

     17.02 The terms and conditions of this Lease shall apply to, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors, and permitted assigns of LANDLORD and TENANT, respectively.

     17.03 Time is of the essence of this Lease and all of the terms and conditions hereof.

     17.04 This Lease shall be construed and enforced in accordance with the laws of the State of Nevada.

     17.05 Nothing herein contained shall be construed as constituting LANDLORD and TENANT as co-partners, or as creating a joint venture or the relationship of principal and agent or employer and employee, nor any relationship other than the relationship of landlord and tenant.

     17.06 The captions appearing at the commencement of the articles of this Lease are descriptive and for convenience of reference only, and shall in no way define, limit or describe the scope or intent of the provisions of this Lease.

     17.07 If any term, provision, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, that provision shall be deemed severable and all provisions, covenants, and conditions of this Lease, and all applications thereof, not held to be invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     17.08 This Lease sets forth the entire understanding and agreement between the parties hereto and supersedes all previous communications, negotiations, and agreements, whether oral or written, with respect to the subject matter hereof. No addition to or modification of this Lease shall be binding on either party unless made in writing.

     17.09 In the event and to the extent that any provision of this Lease conflicts with Landlord's obligations under that certain Indenture dated March 9, 1995 or any other financing agreements, the provisions of the Indenture and/or other financing agreements shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.


"LANDLORD"                         "TENANT"

STRATOSPHERE CORPORATION,          STRATOSPHERE GAMING CORP.,
a Delaware corporation             a Nevada corporation




By:/s/ Andrew S. Blumen                 By:/s/ Thomas A. Lettero
Name:Andrew S. Blumen                   Name:Thomas A. Lettero
Title:Executive Vice President          Title:Treasurer



STATE OF NEVADA     )
                    ) ss.
COUNTY OF CLARK     )

     This instrument was acknowledged before me on the 29th day of April, 1996, by Andrew S. Blumen as Executive Vice President of Stratosphere Corporation.


                                   /s/ Tracy Pilkington
                                   Notary Public
                                   (My commission expires Feb. 24, 1997)


STATE OF NEVADA     )
                    ) ss.
COUNTY OF CLARK     )

     This instrument was acknowledged before me on the 29th day of April, 1996, by Thomas A. Lettero as Treasurer of Stratosphere Gaming Corp.



                                   /s/ Tracy Pilkington
                                   Notary Public
                                   (My commission expires Feb. 24, 1997)